UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	October 25, 2018
MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rile 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

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Item 8.01 – OTHER EVENTS.

On October 25, 2018, MidSouth Bank, N.A. Lafayette, Louisiana (“Bank”), the wholly owned subsidiary of MidSouth Bancorp, Inc. (the “Company”), entered into a Stipulation to the Issuance of a Consent Order with the Office of the Comptroller of the Currency (“OCC”), consenting to the issuance of a consent order (the “Consent Order”) relating to weaknesses in the Bank’s Bank Secrecy Act and Anti-Money Laundering (collectively “BSA”) compliance program. In consenting to the issuance of the Consent Order, the Bank did not admit or deny any charges of unsafe or unsound banking practices related to the BSA compliance program.

Under the terms of the Consent Order the Bank and/or its Board of Directors is required to take certain actions which include, but are not limited to:

•	Creation of a subcommittee of the Board of Directors of the Bank to monitor and coordinate the Bank’s adherence to the provisions of the Consent Order;

•	Appointment of a qualified BSA Officer;

•	Assessment of the Bank’s personnel and training needs to ensure that an adequate number of qualified staff have been retained for the Bank’s BSA Department;

•
Ensure the Bank’s adherence to a written program of policies and procedures to provide for BSA compliance and the appropriate identification and monitoring of transactions that pose greater than normal risk for BSA compliance;

•	Development and implementation of a customer due diligence program to enhance customer due diligence and risk assessment processes;

•	Revision of the Bank’s program for monitoring and reporting suspicious activity; and

•
Implementation of a comprehensive training program for employees and directors to ensure their awareness of their responsibility for compliance with the requirements of the BSA and the Office of Foreign Assets Control; of the Bank’s relevant policies, procedures, and processes; and of relevant examples of red flags for money laundering, terrorist financing, and suspicious activity.

The Bank began implementing corrective actions prior to entering into the Consent Order. Since a number of the issues were self-identified, numerous actions have already been taken or commenced by the Bank, which will assist in complying with the Consent Order and strengthen its BSA compliance practices, policies, procedure and controls.

The Consent Order is expected to result in additional BSA compliance expenses for the Bank and the Company. The Consent Order does not otherwise impact the Bank’s business activities outside of BSA.

The Consent Order does not require the Bank to pay any civil money penalty or require additional capital.

The Consent Order will remain in effect and be enforceable until it is modified, terminated, suspended or set aside by the OCC. Management and the Board have expressed their full intention to comply with all parts of the Consent Order at the earliest possible date.

The foregoing summary description of the Consent Order is not complete and is qualified in its entirety by reference to the full text of the Consent Order, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and the Stipulation which is filed herewith as Exhibit 99.2 each of which is incorporated herein by reference.

Issuance of the Consent Order does not preclude further government action with respect to the Bank’s BSA program, including the imposition of fines, sanctions, additional expenses and compliance cost, and/or restrictions on the activities of the Bank.

Forward-Looking Statements
Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. These statements include, among others, statements regarding expected

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compliance with the Consent Order and expected compliance expenses. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “could,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” and similar expressions are typically used to identify forward-looking statements.

These statements are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties and may be affected by various factors that may cause actual results, developments and business decisions to differ materially from those in the forward-looking statements. Factors that might cause such a difference include, among other matters, the time and resources necessary to develop, adopt and implement all corrective actions required by the Consent Order; changes in interest rates and market prices that could affect the net interest margin, asset valuation, and expense levels; changes in local economic and business conditions in the markets we serve, including, without limitation, changes related to the oil and gas industries that could adversely affect customers and their ability to repay borrowings under agreed upon terms, adversely affect the value of the underlying collateral related to their borrowings, and reduce demand for loans; and other factors discussed under the heading “Risk Factors” in MidSouth’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 16, 2018 and in its other filings with the SEC.

MidSouth does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Consent Order, dated as of October 25, 2018, issued by the Office of the Comptroller of the Currency

99.2 Stipulation and Consent to the Issuance of a Consent Order dated as of October 25, 2018, between the Board of Directors of MidSouth Bank, N.A. and the Office of the Comptroller of the Currency

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Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
Registrant
By:	/s/ James R. McLemore
James R. McLemore
President and Chief Executive Officer

Date:	October 31, 2018

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